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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 19, 2005


                             CORUS BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)


                          Commission File Number 0-6136

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               Minnesota                                                                     41-0823592
(State or other jurisdiction of incorporation)                                  (I.R.S. Employer Identification No.)




3959 N. Lincoln Ave., Chicago, Illinois                                                      60613
(Address of principal executive offices)                                                   (Zip Code)
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                                 (773) 832-3088
                         (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. ):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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CORUS BANKSHARES, INC.



ITEM 2.02:        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 18, 2005, Corus Bankshares, Inc. publicly released information regarding the Company's financial condition and results of operations for the quarter and year ended December 31, 2004.


ITEM 9.01:        FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99       Quarterly Earnings Release of Corus Bankshares dated January
                  18, 2005*

                  *This Exhibit 99 is furnished pursuant to item 2.02, and is not deemed filed in accordance with Item 9.01






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                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                         CORUS BANKSHARES, INC.
                                                                (Registrant)

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January 19, 2005                           By:  /s/ Michael E. Dulberg
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                                                Michael E. Dulberg
                                                Senior Vice President and Chief Accounting Officer

                                                (Principal Accounting Officer and duly authorized
                                                 Officer of Registrant)
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